Madison Funds®
Supplement dated April 15, 2020
This Supplement amends the Prospectus and the Statement of Additional Information of the Madison Funds dated February 28, 2020, and the Summary Prospectus for the Madison Core Bond Fund dated February 28, 2020.

Madison Core Bond Fund - Closing Class R6 Shares and Converting to Class Y Shares
On March 6, 2020, the Board of Trustees of Madison Funds approved the termination of the Class R6 share class of the Madison Core Bond Fund (the “Fund”), which it deemed to be in the best interests of the shareholders of the Class R6 shares of the Fund.
Effective immediately after the close of business (4:00 PM EST) on May 28, 2020 (the “Closure Time”), Class R6 shares of the Fund will be closed to all investors and will no longer be available for purchase, including purchases by exchange. As of the Closure Time, each Class R6 shareholder’s outstanding Class R6 shares of the Fund will automatically convert to a number of full and/or fractional Class Y shares of the Fund equal to the aggregate net asset value to the shareholder’s Class R6 shares of the Fund determined as of the Closure Time (the “Class Y Conversion”). There will be no change in the overall value of a Class R6 shareholder’s Fund holdings as of the Closure Time resulting from the Class Y Conversion. Investments in Class Y shares of the Fund after the Closure Time will be subject to the fees and expenses applicable to Class Y shares as disclosed in the current prospectus and referenced below.

Shareholder Fees: (fees paid directly from your investment)	Class Y	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of amount redeemed)	None	None
Redemption Fee Within 30 days of Purchase (as a percentage of amount redeemed)	None	None

Annual Fund Operating Expenses: (expenses that you pay each year as a percentage of the value of your investment)	Class Y	Class R6
Management Fees	0.50%	0.50%
Distribution and/or Service (Rule 12b-1) Fees	None	None
Other Expenses	0.15%	0.02%
Total Annual Fund Operating Expenses	0.65%	0.52%
Shareholders may continue to redeem their Class R6 shares of the Fund on each day the Fund is open for business between now and the Closure Time. Shareholders may also exchange their Class R6 shares of the Fund for shares of another Madison Fund in accordance with the terms of the other Madison Fund’s prospectus at any time prior to the Class Y Conversion. Each Class R6 shareholder of the Fund who does not choose either of the aforementioned options and remains in the Fund will have their Class R6 shares converted to Class Y shares at the Closure Time.

Please keep this Supplement with your record.